UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number : 001-12669

South Carolina	57-0799315
(State of incorporation)	(I.R.S. Employer Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

South State Corporation (“South State”) is making the following supplemental disclosures to the Joint Proxy Statement/Prospectus of South State and Southeastern Bank Financial Corporation, dated September 19, 2016 (the “Joint Proxy Statement/Prospectus”).  This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus and the documents incorporated therein. To the extent that information herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Joint Proxy Statement/Prospectus.  Defined terms used but not defined herein have the meanings set forth in the Joint Proxy Statement/Prospectus.

SUPPLEMENTAL DISCLOSURES

(1)         The following disclosure amends and restates the final paragraph under the subheading “Southeastern Projections” on page 76 of the Joint Proxy Statement/Prospectus in the section captioned “The Merger––Certain South State and Southeastern Unaudited Prospective Financial Information”.

For purposes of performing its financial analyses of Southeastern on a standalone basis, South State management instructed KBW (i) to use the net income forecast of Southeastern for the fiscal year 2016 of $18,289,000 and, for the years after 2016, to use net income forecasts for the fiscal years 2017 through 2022 that reflected a year-over-year growth rate equal to 4.0% and (ii) to use the total assets forecast of Southeastern for fiscal year 2016 of $1,856,000,000 and, for the years after 2016, to use total assets forecasts for the fiscal years 2017 through 2022 that reflected a year-over-year growth rate equal to 4.0%, which South State considered, in each case, to be reasonable.

(2)         The following disclosure amends and restates the paragraph under the subheading “Pro Forma Financial Analysis” on page 76 of the Joint Proxy Statement/Prospectus in the section captioned “The Merger—Certain South State and Southeastern Unaudited Prospective Financial Information”.

Certain Pro Forma Prospective Financial Information

For purposes of performing its pro forma financial analysis and discounted cash flow analysis, South State instructed KBW to use forecasts for Southeastern giving effect to the merger, including to reflect projected cost synergies of 35% of Southeastern’s noninterest expense of $49.6 million, phased in 75% in 2017 and fully phased in thereafter, and estimated after-tax restructuring charges of $28 million. These same forecasts were provided to Sandler O’Neill by South State at the request of Southeastern management.

(3)         The following disclosure is added on page 76 of the Joint Proxy Statement/Prospectus to the very end of the section captioned “The Merger—Certain South State and Southeastern Unaudited Prospective Financial Information”.

Certain Publicly Available Consensus “Street Estimates” for South State

South State is covered by stock research analysts. Consensus estimates based on the EPS estimates published by such analysts are compiled by a nationally recognized earnings estimate consolidator. The publicly available EPS consensus “street estimates”  for South State referred under the caption “The Merger—Opinion of Keefe, Bruyette & Woods, Inc.” are presented below:

South State Consensus Estimates:

•                                          2016 - $4.39 per share

•                                          2017 - $4.72 per share

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this communication which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “may,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements.  South State Corporation (“SSB”) cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results.  Such risks and uncertainties, include, among others, the following possibilities:  the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the definitive merger agreement between SSB and Southeastern Bank Financial Corporation (“SBFC”); the outcome of any legal proceedings that may be instituted against SSB or SBFC; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SSB and SBFC do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; SSB’s ability to complete the acquisition and integration of SBFC successfully; credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; liquidity risk affecting the bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; terrorist activities risk that results in loss of consumer confidence and economic disruptions; cybersecurity risk related to SSB’s dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of SSB and SBFC. Additional factors that could cause results to differ materially from those described above can be found in SSB’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of SSB’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents SSB files with the SEC, and in SBFC’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the SEC and in other documents SBFC files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SSB nor SBFC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction between SSB and SBFC, SSB has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-213225) containing a definitive joint proxy statement of SSB and SBFC and a prospectus of SSB (the “joint proxy statement/prospectus”). SSB and SBFC also plan to file other relevant documents concerning the proposed transaction. The proposed transaction involving SSB and SBFC will be submitted to SBFC’s shareholders and SSB’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SSB AND SHAREHOLDERS OF SBFC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Shareholders may obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about SSB and SBFC, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Southeastern Bank Financial Corporation, 4487 Columbia Road, Martinez, Georgia 30907, Attention:  Darrell R. Rains, Executive Vice President and Chief Financial Officer, (706) 738-1378.

PARTICIPANTS IN THE SOLICITATION

SSB, SBFC, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding SSB’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 4, 2016, and certain of its Current Reports on Form 8-K.  Information regarding SBFC’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 30, 2016, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: October 6, 2016